Van Kampen Municipal Opportunity Trust II
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                      Merrill
                                                                      Lynch &
California  04/25/  20,971   $97.75 $2,050,0  2,500,  0.122%   0.84   Co, Bear
   Gas        03     ,867              00,      000             7%   Stearns &
                                       000                           Co Inc, EJ
                                                                     De La Rosa
                                                                     & Co Inc,
                                                                      Goldman
                                                                      Sachs &
                                                                     Co, Morgan
                                                                      Stanley,
                                                                     AG Edwards
                                                                       & Sons
                                                                     Inc, Banc
                                                                     of America
                                                                     Securities
                                                                     LLC, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                     Inc, CIBC
                                                                       World
                                                                      Markets,
                                                                       First
                                                                       Albany
                                                                     Corporatio
                                                                      n, Great
                                                                      Pacific
                                                                       Fixed
                                                                       Income
                                                                     Securities
                                                                        Inc,
                                                                     Henderson
                                                                      Capital
                                                                      Partners
                                                                      Inc, JP
                                                                       Morgan
                                                                     Securities
                                                                        Inc,
                                                                      Jackson
                                                                     Securities
                                                                      , Lehman
                                                                     Brothers,
                                                                        Loop
                                                                      Capital
                                                                      Markets,
                                                                      O'Connor
                                                                     Southwest
                                                                     Securities
                                                                     , Ramirez
                                                                     & Co Inc,
                                                                      Redwood
                                                                     Securities
                                                                     Group Inc,
                                                                     Roberts &
                                                                        Ryan
                                                                     Investment
                                                                       s Inc,
                                                                     Citigroup
                                                                       Global
                                                                      Markets
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                      Shank &
                                                                     Co, Stone
                                                                         &
                                                                     Youngberg
                                                                        LLC,
                                                                       Sutter
                                                                     Securities
                                                                     Incorporat
                                                                      ed, UBS
                                                                     PaineWebbe
                                                                       r Inc,
                                                                       Wells
                                                                       Fargo
                                                                     Brokerage
                                                                      Services
                                                                        and
                                                                      Westhoff
                                                                       Cone &
                                                                     Holmstedt